UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 30, 2010
CKE Restaurants, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A,
Carpinteria, California	93013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 745-7500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 30, 2010, CKE Restaurants, Inc. (the “Company”) held a special meeting of stockholders to consider and vote on (1) a proposal to adopt the Agreement and Plan of Merger, dated as of April 18, 2010 (the “Merger Agreement”), by and among the Company, Columbia Lake Acquisition Holdings, Inc., a Delaware corporation (“Parent”), and Columbia Lake Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), which provides for the merger of Merger Sub with and into the Company; and (2) a proposal to adjourn the special meeting to a later time or date, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the special meeting to adopt the Merger Agreement. Parent and Merger Sub are affiliates of Apollo Management VII, L.P.
As of May 10, 2010, which was the record date for the special meeting, 55,232,512 shares of the Company’s common stock were issued and outstanding. A quorum was present at the special meeting.
The proposal to adopt the Merger Agreement was approved by the Company’s stockholders. The results of the vote on this proposal were:

For	Against	Abstain
41,881,392	435,074	25,613
The proposal to adjourn the special meeting to a later time if necessary or appropriate was approved by the Company’s stockholders. The results of the vote on this proposal were:

For	Against	Abstain
39,399,038	2,887,125	55,916
Adjournment of the special meeting was not necessary or appropriate because there were sufficient votes at the time of the special meeting to adopt the Merger Agreement.
No broker non-votes were cast with respect to any item of business presented at the special meeting because the stockholders of the Company only considered and voted upon non-routine matters. The items of business upon which the stockholders of the Company voted at the special meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission by the Company on June 3, 2010.

Item 7.01	Regulation FD Disclosure.
On June 30, 2010, the Company issued a press release announcing that the stockholders of the Company approved the Merger Agreement at a special meeting of stockholders. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Description	Exhibit Number
Press Release, dated June 30, 2010.	99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.
Date: July 1, 2010	By:	/s/ Theodore Abajian
		Name:	Theodore Abajian
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Description	Exhibit Number
Press Release, dated June 30, 2010.	99.1